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                                                                   Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of UST Corp. of our report dated January 28, 1998 included in UST's Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.

                                              /s/ Arthur Andersen LLP
                                              -----------------------
                                              ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 4, 1998

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 14, 1998 included in Affiliated Community Bancorp, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                              /s/ Arthur Andersen LLP
                                              -----------------------
                                              ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 4, 1998